Common Stock	12 Months Ended
Dec. 31, 2017
Common Stock [Abstract]
COMMON STOCK

10. COMMON STOCK

Authorized: Unlimited number of non-par value common shares.

	2017		2016
Issued and outstanding:	millions of shares	millions of Canadian dollars	millions of shares	millions of Canadian dollars
Balance, December 31, 2016	210.02	$4,738	147.21	$2,157
Conversion of Convertible Debentures (1)	0.15	6	51.99	2,115
Issuance of common stock (2)	14.61	680	7.69	338
Issued for cash under Purchase Plans at market rate	3.89	182	2.51	115
Discount on shares purchased under Dividend Reinvestment Plan	-	(9)	-	(5)
Options exercised under senior management share option plan	0.10	3	0.62	17
Employee share purchase plan	-	1	-	1
Balance, December 31 2017	228.77	$5,601	210.02	$4,738
(1) As at December 31, 2017, a total of 52.14 million common shares of the Company were issued, representing conversion into common shares of more than 99.9% of the Convertible Debentures.
(2) On December 28, 2017, Emera completed an offering of 14.6 million common shares, at $47.90 per common share, for gross proceeds of approximately $700 million. The net proceeds were $680 million after $20 million of issuance costs, net of taxes.

As at December 31, 2017, there were the following common shares reserved for issuance: 6.5 million (2016 – 6.6 million) under the senior management stock option plan, 1.3 million (2016 – 1.5 million) under the employee common share purchase plan and 4.2 million (2016 – 7.9 million) under the dividend reinvestment plan.

The issuance of common shares under the common share compensation arrangements does not allow the plans to exceed 10 per cent of Emera's outstanding common shares. As at December 31, 2017, Emera is in compliance with this requirement.

Convertible Debentures

In 2015, to finance a portion of the acquisition of TECO Energy, Emera completed the sale of $2.185 billion aggregate principal amount of 4 per cent convertible unsecured subordinated debentures, represented by instalment receipts. The Debentures were sold on an instalment basis at a price of $1,000 per Debenture, maturing on September 29, 2025. As of August 2, 2016, the Final Instalment Date, the Debentures bear interest at 0 per cent. At maturity, Emera has the right to pay the principal amount due in common shares to the debenture holders that have not converted, which will be valued at 95 per cent of the weighted average trading price on the TSX for the 20 consecutive trading days ending five trading days preceding the maturity date.

As at December 31, 2017, a total of 52.14 million common shares of the Company were issued, representing conversion into common shares of more than 99.9 per cent of the Convertible Debentures.